Old Second

Old Second Bancorp, Inc.

Loan Portfolio Disclosures

As of September 30, 2021

Loan Portfolio Composition

Old Second

Loan Portfolio Characteristics	
Balance Outstanding (000's)	$1,867,942
Total Commitment (000's)	$2,345,723
Average Loan Commitment	$336,981
Number of Active Payment Deferrals /Modifications	12
Payment Modification Rate (% of Total Commitment)[1]	0.38%



Loan Type
Commercial 26%
Construction 7%
Consumer < 1%
CRE Investor 24%
CRE Owner Occupied 14%
HELOC 8%
Leases 7%
Multi-Family 7%
Res Investor 2%
Res Owner Occupied 5%



Geography(2)
IL 73%
Other States 11%
FL 1%
NY 2%
MI 3%
CA 3%
WI 3%
IN 4%

*Based on primary property collateral if available, otherwise borrower address.



Funded Draws & Line Utilization Rate (3)
52.84%
54.46%
53.75%
54.19%
54.53%
54.47%
$405,499
$414,756
$405,221
$407,311
$421,464
$422,369
4/30/2021
5/31/2021
6/30/2021
7/31/2021
8/31/2021
9/30/2021
Total Outstanding (000s)
% Utilized

(1) Active modifications excluding any PPP loans. Denotes a non-GAAP financial measure. Refer to Appendix 1 for a reconciliation of non-GAAP financial measures.
(2) Based on primary property collateral if available, otherwise Borrower address.
(3) Data for construction loans, HELOCs and commercial lines of credit.

Commercial and Industrial

Old Second

Commercial and Industrial Portfolio Characteristics	
Balance Outstanding (000's)	$321,548
Total Commitment (000's)	$600,693
Average Loan Commitment	$583,197
Number of Active Payment Deferrals /Modifications	0
Payment Modification Rate (% of Total Commitment)	0.00%
Weighted Average Seasoning	4.71 years

Commercial and Industrial Portfolio Characteristics

- Lending focused on full relationship, small and middle market businesses
- Well diversified by industry with limited exposure to Accommodation and Food Services and Entertainment industries
- Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated Leasing, C&I, Healthcare and Professional Service lending teams
- Modest exposure to syndicated or leveraged loans



Geography*
Kane County 27%
Cook County 25%
DuPage County 11%
IN 10%
NY 5%
MI 5%
Will County 4%
MA 3%
IL - Other 4%
Other States 6%

*Based on primary property collateral if available, otherwise borrower address.



Industry
IT, Finance, Insurance 23%
Manufacturing 17%
Wholesale 15%
Construction 9%
Service 9%
Medical and Social Services 7%
Real Estate 5%
Leasing (non-real estate) 3%
Retail 3%
Agriculture 2%
Organizations 2%
2%
Transportation 2%
Entertainment 1%

Leasing

Old Second

Leasing Portfolio Characteristics	
Balance Outstanding (000's)	$162,444
Total Commitment (000's)	$162,045
Average Loan Commitment	$156,263
Number of Active Payment Deferrals /Modifications	7
Payment Modification Rate (% of Total Commitment)*	1.29%
Weighted Average Seasoning	1.42 years

Leasing Portfolio Characteristics

- Dedicated Leasing Service lending team
- Well diversified by industry and by geography with minimal exposure to high risk industries.
- Leases over $1MM are underwritten by the Bank's centralized credit department and are reviewed by senior management.

Geography



IL 16%
TX 11%
CA 7%
MS 7%
AZ 5%
PA 5%
MA 4%
TN 3%
NJ 3%
FL 3%
NY 3%
KY 3%
GA 2%
AL 2%
Other States (exposure < $3MM) 26%

Industry



Transportation 24%
Manufacturing 12%
Service 9%
Leasing (non-real estate) 9%
Agriculture 8%
Wholesale 3%
Retail 1%
Construction 34%

CRE Owner-Occupied

CRE Owner-Occupied Portfolio Characteristics	
Balance Outstanding (000's)	$330,648
Total Commitment (000's)	$341,783
Average Loan Commitment	$604,927
Number of Active Payment Deferrals /Modifications	1
Payment Modification Rate (% of Total Commitment)	0.74%
Weighted Average Seasoning	5.82 years

CRE Owner-Occupied Portfolio Characteristics

- Lending focused on full relationship, small and middle market businesses
- Well diversified by industry with limited exposure to the Accommodation and Food Service and Entertainment industries
- Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated C&I, Healthcare and Professional Service lending teams

Geography*



IL - Other 3%
NC 3%
IL - Kendall County 4%
Other States 8%
IL - Cook County 27%
IL - DuPage County 13%
IL - Will County 17%
IL - Kane County 25%

Industry



Transportation 1%
Organizations 1%
IT, Finance, Insurance 1%
Gas Stations 3%
Wholesale 3%
Agriculture 3%
Retail 14%
Religious Organizations 15%
Medical and Social Services 13%
Construction 4%
Entertainment 9%
Service 12%
Manufacturing 10%
Real Estate 11%

*Based on primary property collateral if available, otherwise borrower address.

Investor CRE

Old Second

Investor CRE Portfolio Characteristics	
Balance Outstanding (000's)	$535,506
Total Commitment (000's)	$556,514
Average Loan Commitment	$1,750,044
Number of Active Payment Deferrals /Modifications	1
Payment Modification Rate (% of Total Commitment)	0.60%
Weighted Average Seasoning	4.18 years

Investor CRE Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship with full recourse
- Well diversified by property type with limited exposure to high-risk real estate sectors (Hotels, Restaurants, Recreational, "Big Box" Retail)
- Repayment analysis based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Secured by seasoned properties with stabilized cash flow
- Dedicated CRE and Healthcare lending teams

Geography*



Other States 9%
CT 2%
IL - Other 6%
MN 2%
MI 5%
WI 6%
CA 6%
IL - Will County 7%
IL - Kane County 8%
IL - DuPage County 14%
IL - Cook County 35%

CRE Type



Retail 23%
Industrial 16%
Hotel 2%
Mixed Use 4%
Storage 2%
Other 1%
Nursing Home/ Senior Housing 27%
Office 25%

*Based on primary property collateral if available, otherwise borrower address.

Multifamily

Old Second

Multifamily Portfolio Characteristics	
Balance Outstanding (000's)	$160,798
Total Commitment (000's)	$162,075
Average Loan Commitment	$844,140
Number of Active Payment Deferrals /Modifications	0
Payment Modification Rate (% of Total Commitment)	0.00%
Weighted Average Seasoning	4.69 years

Multifamily Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship
- No exposure to downtown high-rise Multifamily
- Repayment analysis based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated CRE head
- 85% of multifamily loans are secured by real estate in Illinois
- Limited non-recourse lending reflects stabilized properties with consistently strong operating results

Geography*



IL - Other 4%
Other States < 1%
IL - DuPage County 3%
IL - Kane County 5%
IL - Lake County 9%
WI 13%
IL - Cook County 66%

*Based on primary property collateral if available, otherwise borrower address.

Construction and Land Development

Old Second

C&D Portfolio Characteristics	
Balance Outstanding (000's)	$108,690
Total Commitment (000's)	$166,729
Average Loan Commitment	$1,437,323
Number of Active Payment Deferrals /Modifications	0
Payment Modification Rate (% of Total Commitment)	0.00%
Weighted Average Seasoning	1.95 years

C&D Portfolio Characteristics

- Lending focused on strong sponsorship with full recourse
- Well diversified by property type with limited exposure to high-risk real estate (i.e. Hotel, Recreational, "Big Box" Retail, large scale land development)
- Minimum of 25% hard equity required on all projects
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Internal funding controls to monitor projects with consistent site inspection


Geography
IL - Will County 1%
IL - Kane County 1%
IL - Other 13%
FL 6%
CA 6%
DuPage County 8%
IN 9%
WI 9%
Cook County 47%


Property Type
Land 11%
Residential 13%
Investor CRE - Retail 16%
Multi-Family 27%
Investor CRE - Mixed Use 9%
Investor CRE - Senior Housing 6%
Owner-Occupied 18%

Payment Modifications

Old Second

Payment Relief Program

- Adopted regulatory and accounting guidance to establish COVID-19 payment relief programs for retail and commercial borrowers in March 2020
- Approximately one third of all payment relief modifications have been interest only, while the remaining are full payment deferral or require a modest payment that would otherwise not cover interest
- Of the loans actively on payment deferral as of 9/30/21, all are the result of a payment relief extension.
- Of the loans that have had their payment modification term lapse, approximately 96% have returned to full payment as of 9/30/21.

	September 30, 2021				June 30, 2021			
$ in 000s	# of Loans	Total Commitment	% of Deferral Commitment	% of Total Commitment	# of Loans	Total Commitment	% of Deferral Commitment	% of Total Commitment
Total Portfolio (excluding PPP)(1)		$2,311,023				$2,385,278		
Full Payment Deferral	419	$159,519			419	$159,390		
Interest Only	87	$78,417			87	$78,417		
Total Relief Program Loans	506	$237,936		10.30%	506	$237,807		9.97%
Full Payment Deferral	11	$5,464	2.30%		13	$4,669	1.96%	
Interest Only	1	$3,366	1.41%		1	$3,366	1.42%	
A. Loans in Extended Relief Program	12	$8,830	3.71%	0.38%	14	$8,035	3.38%	0.34%
Full Payment Deferral	0	$0	0.00%		2	$819	0.34%	
Interest Only	0	$0	0.00%		0	$0	0.00%	
B. Initial Relief Expired, Past Due or Ext. in Process	0	$0	0.00%	0.00%	2	$819	0.34%	0.03%
Full Payment Deferral	0	$0	0.00%		2	$201	0.08%	
Interest Only	0	$0	0.00%		0	$0	0.00%	
C. Loans in Initial Relief Program	0	$0	0.00%	0.00%	2	$201	0.08%	0.01%
Loans in Active Payment Relief Programs (A+B+C)	12	$8,830	3.71%	0.38%	18	$9,055	3.81%	0.38%
Loans Eligible for Payment Relief Extension (B+C)	0	$0	0.00%	0.00%	4	$1,020	0.43%	0.04%
Exited Payment Relief Program	494	$229,106	96.29%	9.91%	488	$228,752	96.19%	9.59%

(1) Denotes a non-GAAP financial measure. Refer to Appendix 1 for a reconciliation of non-GAAP financial measures.

SBA Payment Protection Program Loans

Old Second

SBA PPP Loans	
Balance Outstanding (000's)	$34,699
Total Commitment (000's)	$34,699
Average Loan Commitment	$133,459
Number of Loans over $2 million	1
Number of Loans under $150,000	201



Industry
Industry Exposure < $1MM 4%
Retail 4%
Entertainment 6%
Construction 22%
Wholesale 12%
Manufacturing 21%
Service 12%
Medical and Social Services 19%

SBA PPP Loans

- Largest loan funded was $4.89 million, with the balance of loans over $2 million totaling $25.0 million or 12.2% of total loans funded.
- Balance of loans under $150,000 totaling $42.8 million or 20.9% of total loans funded
- $164.3MM in PPP loans have been fully forgiven or paid off, with $34.7 MM remaining of the $199.0MM originated.

Industry	PPP Loans ($)	PPP Loans (#)	Average Loan Size	% of Total PPP Loans
Construction	$7,474,500	36	$207,625	21.54%
Manufacturing	$7,305,500	29	$251,914	21.05%
Medical and Social Services	$6,479,383	28	$231,407	18.67%
Service	$4,281,900	68	$62,969	12.34%
Wholesale	$4,040,500	15	$269,367	11.64%
Entertainment	$2,033,100	20	$101,655	5.86%
Retail	$1,555,700	11	$141,427	4.48%
Real Estate	$503,800	12	$41,983	1.45%
Agriculture	$292,700	17	$17,218	0.84%
Organizations	$268,900	2	$134,450	0.77%
Religious Organizations	$207,600	5	$41,520	0.60%
Transportation	$125,930	10	$12,593	0.36%
IT, Finance, Insurance	$77,200	4	$19,300	0.22%
Gas Stations	$52,600	3	$17,533	0.15%
	$34,699,313	260		100.00%

Allowance for Credit Losses

Old Second

Key methodology assumptions

- 1 year economic forecast utilized, assuming recessionary conditions reverting to long-term historical loss rates
- Key economic inputs include GDP and civilian unemployment
- Loss rates driven by portfolio risk characteristics, average remaining loan life, risk-grading and modeling methodology
- Loss-rate models utilizing static pool and migration methodologies for material Residential and Commercial pools, WARM methodology utilized for pools with limited loss data
- Average unemployment rate between 5.25% and 7.50% for the next twelve months, 5.25% to 6.75% for the life of loans
- Real GDP growth rate between 2.00% and 6.00% over the next twelve months

ACL Pool	Outstanding Pooled Unguaranteed Loan Balance (000's)	ACL Pooled Balance (000's) 6/30/2021	ACL Pooled Balance (000's) 9/30/2021	Unfunded Commitment Reserve (000's) 6/30/2021
Commercial & Industrial	$279,486	$2,333 (0.86%)	$2,598 (0.93%)	$430
Construction	$104,176	$1,839 (1.93%)	$1,791 (1.72%)	$990
CRE Owner-Occupied	$323,451	$1,049 (0.34%)	$1,142 (0.35%)	$27
CRE Investor	$530,215	$8,575 (1.52%)	$6,867 (1.30%)	$177
Leasing	$157,449	$2,524 (1.67%)	$2,573 (1.63%)	$10
Multifamily	$158,173	$2,782 (1.78%)	$2,776 (1.76%)	$29
Residential Owner-Occupied	$103,903	$1,817 (1.79%)	$1,711 (1.65%)	$38
Residential Investor	$44,291	$951 (1.94%)	$672 (1.52%)	$39
HELOC	$80,603	$1,728 (2.03%)	$1,583 (2.03%)	$428
Consumer	$1,088	$133 (11.81%)	$128 (11.81%)	$12
Total	$1,782,834	$28,639[1] (1.52%[2])	$26,949[1] (1.47%[2])	$2,180

1. Includes reserves for individually analyzed loans and unallocated, not listed above.
2. Excludes $34.7 million in PPP loans.

Key Performance Ratios

Old Second

Credit Quality - Overview

- Loan quality has remained strong over the last several years entering into the current economic environment as a result of conservative underwriting and experienced lending teams.
- Relationship managers continue to work with Borrowers requesting loan payment relief. Loan payment deferrals are reviewed weekly by management. Over 96% of Borrowers receiving at least 3 months of payment relief had resumed regular payments by the end of the second quarter 2021.
- Industries most heavily affected by COVID restrictions are actively monitored by the Bank's internal Loan Review function; this has resulted in several proactive risk rating downgrades and subsequent increases to the level of non-performing and classified assets.
- Prior to recent risk rating downgrades non-performing and classified assets had been trending downward in each of the last two years.



Classified Assets/ Capital (1)
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.49%
11.11%
12.64%
11.60%
10.75%
9.73%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
2021 Q3
Tier 1 Capital + ACL (000s)
Classified Asset Ratio



NPAs/ Loans + OREO
$2,050,000
$2,000,000
$1,950,000
$1,900,000
$1,850,000
$1,800,000
$1,750,000
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.23%
1.08%
1.25%
1.19%
1.31%
1.65%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
2021 Q3
Loans + OREO (000s)
NPAs/ Loans + OREO



TTM NCOs/ Average Loans
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
0.06%
0.05%
0.04%
0.03%
0.02%
0.01%
0.00%
-0.01%
-0.02%
0.05%
0.03%
0.05%
0.00%
0.00%
-0.01%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
2021 Q3
Average Loans (000s)
NCOs/Average Loans

(1) Tier 1 Capital + Allowance for Credit Losses

Allowance for Credit Losses – Coverage Ratios

Old Second

ACL Adequacy

- Despite minimal losses in the recent years from loan charge-offs (net of recoveries), the adoption of CECL has allowed management to increase the Allowance for Credit Losses (ACL) considerably in anticipation of an economic downturn due to the COVID pandemic.
- Coverage levels are considered adequate given the expected economic forecast over the next twelve months and risk measures are within the Bank's risk tolerance.



ACL/ Total Loans (excluding PPP) (1)
$2,000,000
$1,950,000
$1,900,000
$1,850,000
$1,800,000
$1,750,000
1.00%
1.02%
1.73%
1.67%
1.56%
1.47%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
2021 Q3
Total Loans (000s)
ACL/ Total Loans (excluding PPP)



ACL/ NPAs
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
80.82%
94.90%
132.67%
132.65%
114.56%
87.32%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
2021 Q3
NPAs (000s)
ACL/ NPAs



ACL/ NPLs
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
116.31%
124.86%
146.91%
146.20%
123.86%
93.08%
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
2021 Q3
NPLs (000s)
ACL/ NPLs

(1) Denotes a non-GAAP financial measure. Refer to Appendix 1 for a reconciliation of non-GAAP financial measures

Appendix 1 – Non-GAAP Financial Measurements

Old Second

Nonperforming Loans to Total Loans, Payment Modification Rate and ACL to Total Loans
Non-GAAP Reconciliations

	For the Year Ended December 31, 2020		For the Quarter Ende September 30, 2021	
Nonperforming Loans	$	23,045	$	28,952
Total Loans (GAAP)	$	2,034,851	$	1,867,942
Nonperforming Loans as a % of Total Loans (GAAP)		1.13%		1.54%
Total Active COVID -19 Payment Deferrals/Modifications	$	32,745	$	8,830
Total Commitments, including Loans Outstanding (GAAP)	$	2,475,204	$	2,311,023
Payment Modification Rate, as a % of Total Commitments (GAAP)		1.32%		0.38%
Allowance for Credit Losses (ACL)	$	33,855	$	26,949
ACL/Total Loans (GAAP)		1.66%		1.44%
Nonperforming Loans	$	23,045	$	28,952
Total Loans (GAAP)	$	2,034,851	$	1,867,942
Less: PPP Loans Outstanding		74,066		34,699
Total Loans (excluding PPP loans, non-GAAP)	$	1,960,785	$	1,833,243
Nonperforming Loans as a % of Total Loans (excluding PPP loans, non-GAAP)		1.18%		1.58%
Total Active COVID -19 Payment Deferrals/Modifications	$	32,745	$	8,830
Total Commitments, including Loans Outstanding (excluding PPP loans, non-GAAP)	$	2,401,138	$	2,276,324
Payment Modification Rate, as a % of Total Commitments (non-GAAP)		1.36%		0.39%
Allowance for Credit Losses (ACL)	$	33,855	$	26,949
ACL/Total Loans (excluding PPP loans, non-GAAP)		1.73%		1.47%